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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 7, 2001
                                                         ----------------

                             Cabot Industrial Trust
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             (Exact name of registrant as specified in its charter)

                                    Maryland
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                 (State or other jurisdiction of incorporation)


        1-13829                                             04-3397866
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(Commission File Number)                       (IRS Employer Identification No.)


Two Center Plaza, Suite 200, Boston, Massachusetts              02108
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     (Address of principal executive offices)                 (Zip Code)

                                 (617) 723-0900
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosures.

     On December 7, 2001, pursuant to the previously announced Agreement and Plan of Merger, dated as of October 28, 2001, among the Registrant, Cabot Industrial Properties, L.P., a wholly-owned subsidiary of the Registrant, CalWest Industrial Properties, LLC ("CalWest") and Rooster Acquisition Corp., a wholly owned subsidiary of CalWest ("Rooster"), the Registrant and Rooster effected a merger (the "Merger") whereby Rooster merged with and into the Registrant, with the Registrant being the surviving entity. Pursuant to the Merger Agreement, upon consummation of the Merger, (i) the Registrant became a wholly-owned subsidiary of CalWest and (ii) the then outstanding common shares of beneficial interest, including the related preferred share purchase rights, were converted into the right to receive a cash payment of $24.00 per common share. A copy of the press release issued by RREEF America L.L.C. on behalf of CalWest announcing this event is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        Exhibit No.                      Description
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        99.1    Press Release, dated December 7, 2001, of RREEF America L.L.C.



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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CABOT INDUSTRIAL TRUST


Dated: December 11, 2001                 By:/s/ Charles B. Leitner, III
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                                            Charles B. Leitner, III
                                            President


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                                  EXHIBIT INDEX

       Exhibit
         No.                            Description
       -------  --------------------------------------------------------------
        99.1    Press Release, dated December 7, 2001, of RREEF America L.L.C.